Exhibit 10.1

AMENDMENT NO. 1 TO
RECEIVABLES PURCHASE AGREEMENT

THIS AMENDMENT NO. 1 TO RECEIVABLES PURCHASE AGREEMENT, dated as of June 30, 2009 (this “Amendment”), is entered into by and among FOUNTAIN CITY FINANCE, LLC, a Delaware limited liability company (the “Seller”), ENTERPRISE FUNDING COMPANY LLC, a Delaware limited liability company  (“Enterprise Funding”), as an Investor, BANK OF AMERICA, NATIONAL ASSOCIATION, a national banking association (“Bank of America”), as agent (the “Agent”) for the Investors and the Banks, DST SYSTEMS, INC., a Delaware corporation, as the Parent and the Servicer, and each of the parties named on Schedule III of the Agreement (as defined below) thereto as Originators.  Capitalized terms used and not otherwise defined herein are used as defined in the Agreement.

WHEREAS, the parties hereto entered into that certain Receivables Purchase Agreement, dated May 21, 2009 (the “Agreement”);

WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided herein;

NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1.                           Amendment.

(a)                                  Clause (b) of the definition of “Fixed Period” in Section 1.01 of the Agreement is hereby amended and restated in its entirety as follows:

(b) in the case of any Fixed Period in respect of which Yield is computed by reference to the Alternate Rate, each successive period of from one to and including twenty-nine (29) days, or a period of one month, as the Seller shall select and the Agent may approve on notice by the Seller received by the Agent (including notice by telephone, confirmed in writing) not later than 11:00 a.m. (New York City time) on (A) the day which occurs three Business Days before the first day of such Fixed Period (in the case of Fixed Periods in respect of which Yield is computed by reference to the Eurodollar Base Rate) or (B) the first day of such Fixed Period (in the case of Fixed Periods in respect of which Yield is computed by reference to the Alternate Base Rate), each such Fixed Period for such Receivable Interest to commence on the last day of the immediately preceding Fixed Period for such Receivable Interest (or, if there is no such Fixed Period, on the date of purchase of such Receivable Interest), except that if the Agent shall not have received such notice, or the Agent and the Seller shall not have so mutually agreed, before 11:00 a.m. (New York City time) on such day, such Fixed Period shall be one day;

(b)                                 Clause (ii) of the definition of “Paydown Amount” in Section 1.01 of the Agreement is hereby amended and restated in its entirety as follows (with the changed portions of such clause appearing as underlined text for ease of reference and for purposes of this Amendment only):

(ii)  the aggregate of accrued and unpaid Yield and fees as of such date for such Receivable Interest.

(c)                                  Section 2.01(e)(i) of the Agreement is hereby amended and restated in its entirety as follows:

(e)                                  (i) (a)                 The Seller may, on any Paydown Date, reduce all or any portion of the Aggregate Capital on such date (together with any accrued and unpaid Yield and fees on such date on the Receivable Interests related thereto and, in connection with a reduction of all of the Aggregate Capital, together with all other Aggregate Unpaids) as follows:

(I)                                    the Seller shall instruct the Servicer to (and the Servicer shall) set aside Collections and hold them in trust for the Agent under clause (b)(i) of Section 2.04) until the amount so set aside shall equal the Aggregate Paydown Amount corresponding to the desired amount of reduction of the Aggregate Capital, and, in connection with a reduction of all of the Aggregate Capital, together with all other Aggregate Unpaids; provided, however, that all reductions hereunder shall include all breakage costs payable pursuant to Section 2.08(c); and

(II)                                the Seller shall pay to the Agent from Collections set aside and held by the Servicer pursuant to clause (I) of this Section 2.01(e)(i)(a), in reduction of the Aggregate Capital, the Aggregate Paydown Amount (and, in connection with a reduction of all of the Aggregate Capital, together with all other Aggregate Unpaids) (it being understood that the Aggregate Capital shall not be deemed reduced by any amount set aside or held by the Servicer pursuant to this Section 2.01(e)(i)(a) unless and until, and then only to the extent that, such amount is finally paid to the Agent as stated herein); provided that the Aggregate Paydown Amount for such date shall be in an amount equal to at least $1,000,000 and in integral multiples of $100,000; and provided further that if the Aggregate Capital after giving effect to such reduction is less than $1,000,000, then the Seller shall reduce all of the Aggregate Capital to zero on the related Paydown Date.

(d)                                 Section 2.04(b)(i) of the Agreement is hereby amended and restated in its entirety as follows (with the changed portions of such Section appearing as underlined text for ease of

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reference and for purposes of this Amendment only):

(i) set aside and hold in trust (and, at the request of the Agent, segregate) for the Investors or the Banks that hold such Receivable Interest, out of the percentage of such Collections represented by such Receivable Interest, (a) an amount equal to the Yield, Fees and Servicer Fee accrued through such day for such Receivable Interest and not previously set aside and (b) if the Seller has elected to reduce the Aggregate Capital pursuant to Section 2.01(e)(i), an amount equal to the excess, if any, of (i) the amount of the proposed reduction; over (ii) the aggregate of the amounts previously set aside for such reduction.

(e)                                  Section 2.08(c) of the Agreement is hereby amended and restated in its entirety as follows (with the changed portions of such Section appearing as underlined text for ease of reference and for purposes of this Amendment only):

(c)                                  The Seller shall pay the Agent for the account of the Investors and the Banks, as applicable, on demand, such amount or amounts as shall compensate the Investors and the Banks for any loss (including loss of profit), cost or expense incurred by the Investors and the Banks (as reasonably determined by the Agent) as a result of any reduction of any incremental purchase or reduction of Aggregate Capital other than on the maturity date of the Commercial Paper (or other financing source) funding such incremental purchase, or (ii) as a result of a failure by the Seller to pay the full Paydown Amount on any Paydown Date in accordance with Section 2.01(e) such compensation to be (A) limited to an amount equal to any loss or expense suffered by the Investors and the Banks during the period from the date of receipt of such repayment to (but excluding) the maturity date of such Commercial Paper (or other financing source) and (B) net of the income, if any, received by the recipient of such reductions from investing the proceeds of such reductions of such incremental purchase.  The determination by the Agent of the amount of any such loss or expense shall be set forth in a written notice to the Seller in reasonable detail and shall be conclusive, absent manifest error.

SECTION 2.                           Miscellaneous.

(a)                                  References in Agreement.  Upon the effectiveness of this Amendment, each reference in the Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Agreement as amended hereby, and each reference to the Agreement in any other Transaction Document or any other document, instrument or agreement, executed and/or delivered in connection with any Transaction Document shall mean and be a reference to the Agreement as amended hereby.

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(b)                                 Effect on Agreement.  Except as specifically amended hereby, the Agreement shall remain in full force and effect.  This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof.

(c)                                  No Waiver.  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Person under the Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

(d)                                 Successors and Assigns.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

(e)                                  Counterparts.  This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

(f)                                    Headings.  The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(g)                                 Amendments.  This Amendment may not be amended or otherwise modified except as provided in the Agreement.

(h)                                 GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICTS OF LAW PRINCIPLES THEREOF OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

SELLER:	FOUNTAIN CITY FINANCE, LLC

	By:	/s/ Gregg Wm. Givens
		Name:	Gregg Wm. Givens
		Title:	Treasurer

PARENT:	DST SYSTEMS, INC.

	By:	/s/ Gregg Wm. Givens
		Name:	Gregg Wm. Givens
		Title:	Vice President & Chief Accounting Officer

SERVICER:	DST SYSTEMS, INC.

	By:	/s/ Gregg Wm. Givens
		Name:	Gregg Wm. Givens
		Title:	Vice President & Chief Accounting Officer

ORIGINATORS:	DST SYSTEMS, INC.

	By:	/s/ Gregg Wm. Givens
		Name:	Gregg Wm. Givens
		Title:	Vice President & Chief Accounting Officer

DST HEALTH SOLUTIONS, INC.

	By:	/s/ Gregg Wm. Givens
		Name:	Gregg Wm. Givens
		Title:	Assistant Treasurer

[Signature Page to Amendment No. 1 to Receivables Purchase Agreement]

DST OUTPUT, LLC

By:	/s/ Gregg Wm. Givens
	Name:	Gregg Wm. Givens
	Title:	Assistant Treasurer

DST OUTPUT CENTRAL, LLC

By:	/s/ Gregg Wm. Givens
	Name:	Gregg Wm. Givens
	Title:	Assistant Treasurer

DST OUTPUT EAST, LLC

By:	/s/ Gregg Wm. Givens
	Name:	Gregg Wm. Givens
	Title:	Assistant Treasurer

DST OUTPUT WEST, LLC

By:	/s/ Gregg Wm. Givens
	Name:	Gregg Wm. Givens
	Title:	Assistant Treasurer

DST OUTPUT GRAPHICS, LLC

By:	/s/ Gregg Wm. Givens
	Name:	Gregg Wm. Givens
	Title:	Assistant Treasurer

DST TECHNOLOGIES, INC.

By:	/s/ Gregg Wm. Givens
	Name:	Gregg Wm. Givens
	Title:	Assistant Treasurer

[Signature Page to Amendment No. 1 to Receivables Purchase Agreement]

DST STOCK TRANSFER, INC.

By:	/s/ Gregg Wm. Givens
	Name:	Gregg Wm. Givens
	Title:	Assistant Treasurer

DST GLOBAL SOLUTIONS NORTH AMERICA LTD.

By:	/s/ Gregg Wm. Givens
	Name:	Gregg Wm. Givens
	Title:	Assistant Treasurer

DST HEALTH SOLUTIONS, LLC

By:	/s/ Gregg Wm. Givens
	Name:	Gregg Wm. Givens
	Title:	Assistant Treasurer

DST MAILING SERVICES, INC.

By:	/s/ Gregg Wm. Givens
	Name:	Gregg Wm. Givens
	Title:	Treasurer

ISPACE SOFTWARE TECHNOLOGIES, INC.

By:	/s/ Gregg Wm. Givens
	Name:	Gregg Wm. Givens
	Title:	Assistant Treasurer

ARGUS HEALTH SYSTEMS, INC.

By:	/s/ Gregg Wm. Givens
	Name:	Gregg Wm. Givens
	Title:	Assistant Treasurer

[Signature Page to Amendment No. 1 to Receivables Purchase Agreement]

DST DIRECT, LLC

By:	/s/ Gregg Wm. Givens
	Name:	Gregg Wm. Givens
	Title:	Assistant Treasurer

DST OUTPUT ELECTRONIC SOLUTIONS, INC.

By:	/s/ Gregg Wm. Givens
	Name:	Gregg Wm. Givens
	Title:	Assistant Treasurer

DST TASS, LLC

By:	/s/ Gregg Wm. Givens
	Name:	Gregg Wm. Givens
	Title:	Assistant Treasurer

DST WORLDWIDE SERVICES, LLC

By:	/s/ Gregg Wm. Givens
	Name:	Gregg Wm. Givens
	Title:	Assistant Treasurer

DSTI MOSIKI, LLC

By:	/s/ Gregg Wm. Givens
	Name:	Gregg Wm. Givens
	Title:	Assistant Treasurer

DST RETIREMENT SOLUTIONS, LLC

By:	/s/ Gregg Wm. Givens
	Name:	Gregg Wm. Givens
	Title:	Assistant Treasurer

[Signature Page to Amendment No. 1 to Receivables Purchase Agreement]

INVESTOR:	ENTERPRISE FUNDING COMPANY LLC

	By:	/s/ Kevin P. Burns
		Name:	Kevin P. Burns
		Title:	Vice President

AGENT:	BANK OF AMERICA, NATIONAL ASSOCIATION,
as Agent

	By:	/s/ Jeremy Grubb
		Name:	Jeremy Grubb
		Title:	Vice President

BANK:	BANK OF AMERICA, NATIONAL ASSOCIATION

	By:	/s/ Jeremy Grubb
		Name:	Jeremy Grubb
		Title:	Vice President

[End of Signatures]

[Signature Page to Amendment No. 1 to Receivables Purchase Agreement]